UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2026
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41565	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.05 Amendments To The Registrant’S Code Of Ethics, Or Waiver Of A Provision Of The Code Of Ethics
On July 15, 2026, the Board of Directors (the “Board”) of Leonardo DRS, Inc. (the “Company”), on recommendation of the Nominating and Corporate Governance Committee, approved and adopted a new Code of Ethics and Business Conduct (“Code of Conduct”). The Code of Conduct is applicable to all directors, officers and employees of the Company and its subsidiaries, including but not limited to the Company’s principal executive officer, principal financial officer, and principal accounting officer. The new Code of Conduct replaces the Company’s previous Code of Ethics and Business Conduct in its entirety, updating the prior Code of Ethics and Business Conduct to reflect current compliance best practices, streamline and clarify existing provisions, reduce complexity and improve readability, and to make other non-substantive administrative and stylistic enhancements. The adoption by the Board of the new Code of Conduct did not result in any explicit or implicit waiver with respect to any director, officer or employee of the Company from any provision of the prior Code of Ethics and Business Conduct. The new Code of Conduct becomes effective as of July 17, 2026.
The foregoing description of the amendment and restatement of the Code of Conduct does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Conduct, which is available on the “Investor Relations - Governance” section of the Company’s website at www.leonardodrs.com. The contents of the Company’s website are not incorporated by reference in this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
14.1	Code of Ethics and Business Conduct
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: July 17, 2026	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary